UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 15, 2006

                              BLUEGATE CORPORATION
              Exact name of registrant as specified in its Charter)

            Nevada                      000-22711               76-0640970
       (State or other              (Commission File          (IRS Employer
jurisdiction of Incorporation)           Number)          Identification Number)

     701 North Post Oak, Road, Suite 630, Houston, Texas              77024
          (Address of principal executive offices)                  (Zip Code)

                         Registrant's telephone number,
                       Including Area Code: (713) 686-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 15, 2006, we issued a press release which reports our preliminary January 2006 revenue. The press release is furnished as Exhibit 99.1.


EXHIBIT INDEX
  The following exhibits are furnished with this Form 8-K:
     Exhibit 99.1: Press Release of Bluegate Corp. Dated February 15, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLUEGATE CORPORATION



     Date: February 15, 2006            /s/ Steven M. Plumb, CPA
                                         Steven M. Plumb
                                         Chief Financial Officer